                                 EXHIBIT 10.40

                       MAJORITY STOCK PURCHASE AGREEMENT

         THIS AGREEMENT, made and entered into this 3rd day of June, 1996, is by and between CHARLES E. WALKER (hereinafter "Seller"); URBAN BROADCAST SYSTEMS, INC., a Texas corporation (hereinafter "Corporation"); and BROADCAST, CABLE AND SATELLITE TECHNOLOGIES, INC., a Texas corporation (hereinafter "Buyer").

                                   WITNESSETH

         WHEREAS, Seller is the holder of a fifty-one percent (51%) interest in the issued and outstanding stock of the Corporation; and

         WHEREAS, Buyer is the holder of a forty-nine percent (49%) interest in the issued and outstanding stock of the Corporation; and

         WHEREAS, the Corporation is the Licensee of Television Station KZJL, Channel 61, Houston, Texas (hereinafter "Station") pursuant to authorizations issued by the Federal Communications Commission (hereinafter "FCC"); and

         WHEREAS, Buyer has exercised its option, granted pursuant to the Majority Partnership Interests and Majority Stock Purchase Option dated the _____ day of May, 1993, by and between Seller and Buyer, and amended and restated by the Restated Majority Partnership Interests and Majority Stock Purchase Option between Buyer and Seller, executed on December 14, 1993, but made effective May 15, 1993; and as further amended by the letter agreement between Buyer and Seller dated December 6, 1994; and

         WHEREAS, Seller and Buyer are unable to consummate Buyer's exercise of said option without the prior written approval of the FCC.

         NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

         1. Partnership Interests and Stock Purchase. Seller agrees to sell to Buyer, at Closing, as herein defined, all of the issued and outstanding stock of the Corporation owned by Seller, representing fifty-one percent (51%) of the outstanding stock of the Corporation, free and clear of all liens or encumbrances. Said stock is and will be fully paid and non-assessable upon the performance by the Buyer of all of its obligations contained herein.

         2. Purchase Price. For Seller's common stock in the Corporation, Buyer agrees to deliver to Seller, at Closing, a Promissory Note in the form of that attached hereto as Annex I for the principal amount of One Million Four Hundred Thousand Dollars ($1,400,000.00) with interest at six percent (6%) per annum and payable as follows:

                 A.       Beginning thirty (30) days following Closing, twelve
(12) equal monthly payments of Seven Thousand Dollars ($7,000.00) each, representing interest only at six percent (6%) per annum on the principal of One Million Four Hundred Thousand Dollars ($1,400,000.00); and

                 B. Followed by one hundred twenty (120) monthly payments of Fifteen Thousand Five Hundred Forty-two and 87/100

Dollars ($15,542.87) which shall include principal and interest at six percent (6%) per annum; and.

                 C. The Note shall provide that the outstanding balance under the Note shall become due and payable upon (1) the assignment of the Station License; or (2) the sale of a majority of the stock of Corporation owned by Buyer such that FCC consent to a transfer of control is required; however, should the monies received at Closing upon such assignment or transfer of control be less than twice the amount then owed to Seller, proceeds shall be divided equally, with any future payments to be received also divided equally between Buyer and Seller, until the Seller's Note is fully paid; except that, Seller shall at no time receive any amount which will be less than would be received under the payment schedule as outlined in 2.(a) and 2.(b) above.

         3.      FCC Application and Approval.

                 A. The parties agree to proceed as expeditiously as practicable, but in any event not later than fifteen (15) days after execution of this Agreement, to file or cause to be filed, an application requesting FCC consent to the transaction contemplated herein. Seller and Buyer shall prosecute said transfer application in good faith with due diligence, and shall cooperate fully with each other and with the FCC in the prosecution of the application. Seller and Buyer shall each bear its own legal fees and any and all costs and expenses with respect to the sale and purchase of the stock covered by this Agreement, but shall share equally the FCC filing fee of Six Hundred Fifty Dollars ($650.00).

                 B. If the FCC has failed to grant its written consent to the transaction contemplated herein within nine (9) months after the date the application is accepted for filing by the FCC, or if the FCC shall designate the application for hearing, either Seller or Buyer may terminate this Agreement upon ten (10) days written notice to the other. In the event of such termination, Seller and Buyer agree to use their best efforts to pursue sale of all of the stock of Corporation or all of the assets of Corporation to a third party, in accordance with the provisions of paragraph 7 hereof. Termination pursuant to this paragraph is without prejudice to the rights of the parties, as against each other, for actions or inaction causing the FCC to fail to grant its consent.

         4. Operation Until Closing. Until the Closing pursuant to this Agreement or until consummation of the sale of the common stock or assets of Corporation to a third party, Corporation shall remain in control of the Station and shall operate Station in accordance with the provisions of paragraph 3 of the Minority Partnership Interests and Minority Stock Purchase Agreement dated the _______ day of May, 1993.

         5.      Closing.

                 A. Closing shall take place within ten (10) days after the grant by the FCC of its consent to the transaction contemplated herein has become a final order, not subject to administrative or judicial review, reconsideration or appeal, but may take place earlier upon mutual agreement of the parties. The exact date, time and place of Closing shall be specified by Seller upon five (5) days advance written notice to Buyer.

                 B. At Closing, Seller shall deliver to Buyer properly endorsed certificates evidencing its fifty-one percent (51%) interest in Corporation, and the resignation of its nominees as members of the Board of Directors and as officers of the Corporation.

                 C. At Closing, Buyer shall execute and deliver the Promissory Note attached hereto as Annex I along with the Security Agreement to Seller as set forth in paragraph 2 herein.

         6.      Sale to Third Party.

                 A. In the event of termination of this Agreement pursuant to the provisions of paragraph 3(b) hereof, Seller and Buyer may, upon ten (10) days written notice to each other, mutually require one another's cooperation for the sale, upon the most favorable terms reasonably obtainable, of all of the stock of Corporation or of all of the assets of the Corporation to a third party. Such sale shall be subject to the prior written consent of FCC.

                 B. Within fifteen (15) days after the notice given pursuant to paragraph 6(a) hereof, Seller and Buyer shall deliver, each to the other, a detailed itemization of all out-of-pocket disbursements and expenses incurred by Seller or Buyer, in connection with the following:

                          [1]     Seller's obtaining any subsequent
modifications to the Construction Permit;

                          [2]     Seller's and the Corporation's obtaining
FCC's consent to the assignment of the Station from Seller to Buyer, and the assignment of the Station;

                          [3] Negotiating the Minority Partnership Interests
and Minority Stock Purchase Agreement dated May _____, 1993, and Majority Partnership Interests and Majority Stock Option Agreement dated May ______, 1993 and this Majority Stock Purchase Agreement; and

                          [4]     The execution and performance of those
documents set forth in paragraph 6(b)(iii) hereof. It is expressly agreed that none of the aforesaid expenses shall include amounts incurred by Buyer or the Corporation in connection with the construction, activation, and operation of Station.

                 C. All proceeds from the sale of the common stock or the assets of the Corporation to the third party, as provided herein, shall be applied in the following manner:

                          [1]     All outstanding indebtedness of the
Corporation, including indebtedness to Seller and Buyer, shall be paid in full, and a sufficient allocation shall be set aside in a reserve fund to satisfy any additional obligations of the Corporation, including any additional obligations to Seller and to Buyer;

                          [2]     The documented out-of-pocket disbursements
and expenses provided for in paragraph 7(b) hereof shall be reimbursed in full, without interest;

                          [3] The remainder of the proceeds shall be divided
fifty-one percent (51%) to Seller and forty-nine percent (49%) to Buyer.

         7. Brokers. Buyer and Seller hereby acknowledge that the services of The Proctor Group, Inc., Communications Broker, of Woodville, Texas, has been engaged as a broker or finder in connection with this transaction, and Buyer expressly agrees to pay said broker's fee on the date of Closing. Buyer shall hold the Seller harmless against any claim for broker's fees, finder's fee, or commissions arising in connection with this transaction.

         8. Complete Agreement. This Agreement, the Minority Partnership Interests and Minority Stock Purchase Agreement, the Majority Partnership Interests and Majority Stock Purchase Option, as restated and amended, and the Construction Agreement, as amended, and the letter agreement between Buyer and Seller dated December 6, 1994, represent the complete understanding of the parties with respect to the subject matter hereof, and are binding upon the parties, their heirs, successors and assigns.

         9. Applicable Law. This Agreement shall be construed in accordance with the laws of the State of Texas.

         10. Headings. Headings of the sections of the Agreement are for convenience only and do not affect the construction of this Agreement.

         11. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                      /s/ Charles E. Walker
                                      ---------------------------------
                                      Charles E. Walker,
                                      An individual residing in the
                                      State of Texas


                                      URBAN BROADCASTING SYSTEMS, INC.,
                                      A Texas corporation

                                      By: /s/ Charles E. Walker
                                          --------------------------------
                                          Charles E. Walker, President


                                      BROADCAST, CABLE AND SATELLITE
                                      TECHNOLOGIES, INC.,
                                      A Texas corporation


                                      By: /s/ Kent E. Lillie
                                          --------------------------------
                                          Kent E. Lillie, President


STATE OF TEXAS            )
                          )
COUNTY OF HARRIS          )

         This instrument was acknowledged before me on the third day of June, 1996 by Charles E. Walker.


                                             /s/ Rise M. Pointer
                                             --------------------------------
                                             Notary Public in and for
                                             the State of Texas


                                             Rise M. Pointer
                                             --------------------------------
                                             Printed Name


                                             7/31/99
                                             --------------------------------
                                             My Commission Expires

STATE OF TEXAS            )
                          )
COUNTY OF HARRIS          )

         This instrument was acknowledged before me on the third day of June, 1996 by Charles E. Walker, President, Urban Broadcasting Systems, Inc., a Texas corporation.



                                                /s/ Rise M. Pointer
                                                ----------------------------
                                                Notary Public in and for
                                                the State of Texas


                                                Rise M. Pointer
                                                ----------------------------
                                                Printed Name


                                                7/31/99
                                                ----------------------------
                                                My Commission Expires


STATE OF TEXAS            )
                          )
COUNTY OF HARRIS          )

         This instrument was acknowledged before me on the third day of June, 1996 by Kent E. Lillie, President, Broadcast, Cable and Satellite Technologies, Inc., a Texas corporation.


                                                /s/ Rise M. Pointer
                                                ----------------------------
                                                Notary Public in and for
                                                the State of Texas


                                                Rise M. Pointer
                                                ----------------------------
                                                Printed Name


                                                7/31/99
                                                ----------------------------
                                                My Commission Expires

                                    ANNEX I

                                PROMISSORY NOTE


DATE OF NOTE:             ______________________________________, 1996

AMOUNT OF NOTE:                 ONE MILLION FOUR HUNDRED THOUSAND DOLLARS
                                AND NO/100 ($1,400,000.00)

MATURITY DATE:            132 months from the date hereof

INTEREST RATE:            Six Percent (6%) per annum until the Maturity Date

PREPAYMENT:               The Makers hereof reserve the right to repay this
                          Note in whole or in part any time hereafter without penalty.


         FOR VALUE RECEIVED, the undersigned BROADCAST, CABLE AND SATELLITE TECHNOLOGIES, INC., a Texas corporation (hereinafter referred to as "Maker"), promises to pay to the order of CHARLES E. WALKER, a Texas resident, or his heirs, successors, or assigns (hereinafter referred to as "Holder"), located at 1800 West Loop South, Suite 1850, Houston, Texas 77027, or at such other place as the Holder may designate to the Maker in writing from time to time, in legal tender of the United States, the Amount of the Note in the following manner:

                 Beginning thirty (30) days from the date of this Note, twelve
                 (12) monthly payments of $7,000.00 each, representing interest only, with the first such payment due on ________________, 1996, and subsequent payments due on the same date of each month for the following eleven (11) months; and

                 Followed by one hundred twenty (120) monthly payments of $15,542.87, which shall include principal and interest, with the first such payment due on ______________, 1997, and subsequent payments due on the same date of each month for the following 119 months;

provided, however, that the outstanding balance hereon shall become due and payable upon (i) the sale of all or substantially all of the assets of the Station (as defined in that certain Majority Stock Purchase Agreement (the "Agreement") dated June 3, 1996, by and between Holder and Maker) and the assignment of the Station's license, or (ii) the sale of stock issued by the Licensee of the Station or by the corporation(s) controlling the Station's license such that FCC consent to a transfer of control is required; provided further, however, that should the monies received at the closing upon such assignment or transfer of control be less than twice the amount then owed to Holder, proceeds shall be divided equally, with any future payments to be received also divided equally, until this Note has been fully paid, except that, Holder shall at no time receive any amount which will be less than that which would be received as provided above in this Note.

         All prepayments shall be applied first to interest and then any remaining balance shall be applied to principal.

         AFTER MATURITY OF THIS NOTE, WHETHER BY THE TERMS HEREOF OR BY THE HOLDER EXERCISING ITS RIGHTS TO ACCELERATE THIS NOTE, INTEREST SHALL ACCRUE ON THE PRINCIPAL BALANCE AT THE HIGHEST LAWFUL RATE OF INTEREST ALLOWABLE UNDER THE LAWS OF THE STATE OF TEXAS OR, IF NO MAXIMUM RATE IS PRESCRIBED BY LAW, AT TWENTY PERCENT (20%) PER ANNUM.

         This Note may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         Should the indebtedness represented by this Note or any part thereof be collected at law or in equity, or in bankruptcy, receivership or any other court proceeding (whether at the trial or appellate level), or should this Note be placed in the hand of attorneys for collection upon default, the Maker agrees to pay, in addition to the principal, premium and interest due and payable thereon, all costs of collecting or attempting to collect this Note, including attorneys' fees.

         All parties to this Note, whether Maker, principal, surety, guarantor or endorser, hereby waive presentment for payment, demand, notice, protest, notice of protest and notice of dishonor.

         Anything herein to the contrary notwithstanding, the obligations of the Maker under this Note shall be subject to the limitation that payments of interest shall not be required to the extent that receipt of any such payment by the Holder would be contrary to provisions of law applicable to the Holder limiting the maximum rate of interest which may be charged or collected by the Holder.

         The term "Maker" as used herein, in every instance shall include the Maker's successors and assigns.

         The term "Business Day" as used herein shall mean every day of the year, with the exception of each Saturday, each Sunday, and each holiday on which national banks are normally closed for business.

         In the event any monthly payment date hereunder falls on a day other than a Business Day, the payment shall be considered to be due and payable on the next succeeding Business Day.

         In the event the Maker fails to make a payment hereunder on the payment due date, this Note shall not be considered to be in default unless (i) the Holder shall give the Maker written notice of such failure to pay on or before 10:00 a.m., Eastern time, and the Maker shall thereafter fail to deliver such payment to the Holder before 5:00 p.m., Houston, Texas time, on the first Business Day after such notice is given to the Maker, or (ii) the Holder shall give the Maker written notice of such failure to pay after 10:00 a.m., Eastern time, and the Maker shall thereafter fail to deliver such payment to the Holder before 5:00 p.m., Houston, Texas time, on the second Business Day after such notice is given to the Maker. Notice shall be given by facsimile transmission to the Chief Executive Officer and the Chief Financial Officer of the Maker at the numbers specified on the signature page of this Note, provided such officers may change the numbers by written notice to the Holder.

         This Note is made pursuant to, and is entitled to the benefits of the Security Agreement of even date herewith and is subject to the provisions thereof, and is to be construed and enforced in accordance with the laws of the State of Texas. The Security Agreement specifies various defaults upon the happening of which all sums owing on this Note may be declared immediately due and payable.


                                            BROADCAST, CABLE AND SATELLITE
                                            TECHNOLOGIES, INC.
                                            A Texas corporation



                                            By:
                                               -----------------------------
                                                    Kent E. Lillie
                                                    President

The Maker's obligations under this Note are guaranteed by Shop at Home, Inc., the sole shareholder of Maker.

                                               SHOP AT HOME, INC.
                                               A Tennessee corporation



                                               By:
                                                  ----------------------------
                                                    Kent E. Lillie
                                                    President



Notices sent to:

Kent E. Lillie, President and CEO
Shop at Home, Inc.

Facsimile (404) 848-7795

Joseph Nawy, Vice President of Finance
Shop at Home, inc.
Facsimile (423) 687-7165

                               SECURITY AGREEMENT

         THIS AGREEMENT, made this ________ day of ___________________________,
1996, by and between BROADCAST, CABLE AND SATELLITE TECHNOLOGIES, INC., a Texas corporation (hereinafter referred to as "Debtor") and CHARLES E. WALKER, a Texas resident, or his heirs, successors, or assigns (hereinafter referred to as "Secured Party"), located at ____________________________, Houston, Texas
________.

                              W I T N E S S E T H:

         WHEREAS, Debtor is indebted to the Secured party in the amount of $1,400,000.00 plus accrued and unpaid interest as evidenced by that certain Promissory Note of even date herewith (the "Note");

         WHEREAS, Debtor acquired on the date herewith from Secured Party the property described in Exhibit "A" attached hereto and by this reference incorporated herein; and

         WHEREAS, the Secured Party has requested and the Debtor has agreed to grant to the Secured Party a security interest in the property purchased by Debtor from Secured Party as hereinafter described.

         NOW, THEREFORE, in consideration of the premises which shall be deemed a part of this Agreement and not merely as recitals thereto, the parties hereto, intending to be legally bound thereby, agree as follows:

                                  ARTICLE 12.
                           GRANT OF SECURITY INTEREST

         Debtor, to secure prompt payment of the indebtedness evidenced by the Note and for other valuable consideration, receipt whereof is hereby acknowledged, hereby pledges and assigns to Secured Party a continuing first lien in and to all equipment, machinery, furniture, furnishings and other personal property purchased by Debtor from Secured Party, including but not limited to, those items listed on Exhibit "A" attached hereto and by this reference incorporated herein and any proceeds or substitutions thereof ("Collateral").

                                  ARTICLE 13.
                            COVENANTS OF THE DEBTOR

         A. To further secure the payment of the indebtedness evidenced by the Note, the Debtor agrees as follows:

                 [1]      To pay the Notes secured by this Agreement according
to their terms;

                 [2]      To pay prior to delinquency all taxes assessed
against the Collateral;

                 [3]      To execute any instrument or statement required by
law or otherwise necessary to effectuate the purposes and provisions of this Agreement, and necessary in order to perfect, or continue the security interest of Secured Party in the Collateral;

                 [4]      Not to sell, transfer, assign or otherwise dispose of
any of the Collateral without the prior written consent of Secured Party;

                 [5]      To take any and all steps required to protect the
Collateral;

                 [6]      To take all steps necessary to protect the priority
of the security interest granted by the Debtor to the Secured Party herein;

                 [7]      Not to cause anything to be done which may materially
impair the value of the Collateral, except for wear and tear in the normal course of business, or the security interest intended to be granted to the Secured Party by this Security Agreement;

                 [8]      To promptly notify the Secured Party of any claim,
action or proceeding affecting title to the Collateral or any material part thereof, or the security interest created under this Agreement, of which the Debtor has knowledge or reasonably should have knowledge; and

                 [9]      To keep the Collateral insured against fire
(including extended coverage) and other normally insurable hazards, to the extent of the full insurable value thereof, by responsible insurance companies authorized to do business in the State of Texas, which insurance shall be reasonably acceptable to Secured Party.

         B. Failure to Perform Covenants. Should any covenant, duty or agreement of the Debtor fail to be performed in accordance with its terms hereunder, the Secured Party may, but shall not be obligated to, perform or attempt to perform such covenant, duty or agreement on behalf of the Debtor and any amount expended by the Secured Party in performance or attempted performance shall be paid by the Debtor of the Secured Party, payment of which amount shall be secured by the Collateral as if such amounts were part of the amount due and owing under the Note.

                                  ARTICLE 14.
                                    DEFAULT

         A. Events of Default. The following shall constitute an Event of Default under this Security Agreement.

                 [1]      Any default under the terms and conditions of the
Note;

                 [2]      Failure by the Debtor to comply with and perform any
of their covenants under this Agreement within thirty (30) days of receipt of written notice of such failure by the Secured Party to the Debtor;

                 [3]      Commencement of any insolvency proceedings by or
against the Debtor under the Federal Bankruptcy Code or the commencement of any proceedings by or against the Debtor under any law relating to the bankruptcy, insolvency, reorganization or relief of or the commencement of any proceedings for composition, extension, arrangement or adjustment of any of the debts or obligations of the Debtor if any of such proceedings are not dismissed within ninety (90) days of commencement;

                 [4]      Subjection of the Collateral, or any part hereof, to
levy under a writ of execution, or a writ of replevin, or other like judicial process; and

                 [5]      Debtor makes an assignment for the benefit of
creditors of all or substantially all of its assets.

                                  ARTICLE 15.
                         RIGHTS AND REMEDIES IN DEFAULT

         A. Rights and Remedies. Upon the occurrence of any of the above Events of Default and at any time thereafter (such default not having been previously cured), the Secured Party in addition to all rights and remedies available to it as secured party under the Uniform Commercial Code of the State of Texas, which rights and remedies shall be exercisable immediately, the Secured Party may, at its option, declare the Note secured hereby to be immedi-ately due and payable without demand or notice of any kind whatsoever. Notwithstanding the foregoing, in that the Collateral consists of the pledge of stock of the licensee of Television Station KZJL, Houston, Texas, the voting rights to such stock will remain with the Debtor, even in the event of default hereunder or under the Note, and in the event of such a default there is a private or public sale of such stock, prior to the exercise of any stockholder rights by the purchaser at such a sale, the prior consent of the Federal Communications Commission, pursuant to the requirements of 47 U.S.C. Section 310 (d) will be obtained.

         B. Expenses. Upon the occurrence of any of the above Events of Default, and upon the exercise by the Secured Party of the remedies of a secured party under the Uniform Commercial Code of the State of Texas, the Secured Party's reasonable attorneys' fees and the legal and other expenses for pursuing, searching for, receiving, taking, keeping, storing, advertising, and selling the Collateral shall be chargeable to the Debtor.

                                  ARTICLE 16.
             REPRESENTATIONS AND WARRANTIES OF DEBTOR AND COMPANIES

         A.      The Debtor represents and warrants as follows:

                 [1]      The Debtor has authority to execute and deliver this
Security Agreement;

                 [2]      No security interest, other than the security
interests created herein, has attached or been perfected in the Collateral or any part thereof in favor of any party other than the Secured Party and no other security agreement covering the Collateral has been made and no financing statement covering the Collateral has been filed with any filing officer. The security interest of the Secured Party in the Collateral, when perfected, will be superior to the security interest of any other party.

                                  ARTICLE 17.
                                OTHER AGREEMENTS

         A.      The parties further agree as follows:

                 [1]      This Agreement shall be terminated, and it shall no
longer be of any force or effect, as soon as the indebtedness evidenced by the
Note is paid in full; and thereupon, Secured Party shall promptly file the necessary documentation to reflect a termination of its security interest in the Collateral;

                 [2]      No delay in the enforcement of the rights of Secured
Party under this Agreement or the Note shall constitute a waiver or prejudice the rights of Secured Party with respect to the Collateral;

                 [3]      This Agreement shall be binding upon and inure to the
benefit of the parties hereto and their respective successors, assigns, and legal representatives;

                 [4]      Neither this Agreement nor any term or provision
hereof may be changed, waived, discharged or terminated orally or in any manner other than by an instrument in writing signed by the party against whom or which the enforcement or the change, waiver, discharge or termination is sought; and

                 [5]      This Agreement shall be governed by and construed in
accordance with the laws of the State of Texas.

         IN WITNESS WHEREOF, the Debtor and the Secured Party have respectively signed this Agreement as of the date first above written.


                                 DEBTOR:

                                 BROADCAST, CABLE AND SATELLITE
                                 TECHNOLOGIES, INC.,
                                 a Texas corporation

                                             By:
                                                ----------------------------
                                                     Kent E. Lillie
                                                     President


                                             SECURED PARTY:



                                             -------------------------------
                                             Charles E. Walker, Individually

                                  EXHIBIT "A"
                             TO SECURITY AGREEMENT


100% of the issued and outstanding shares of common stock in Urban Broadcasting Systems, Inc., a Texas corporation.